EXHIBIT 10.4


                                                                  EXECUTION COPY
                                                                  --------------



                 UNIT EXCHANGE AND REGISTRATION RIGHTS AGREEMENT


              This UNIT EXCHANGE AND REGISTRATION RIGHTS AGREEMENT ("AGREEMENT"), dated as of July 22, 2002, between American International Golf, Inc., a Delaware corporation ("NEWCO") and National Golf Properties, Inc., a Maryland corporation ("NGP"), on the one hand, and David G. Price, individually ("DAVID G. PRICE")and as the David G. Price Trust (dated March 5, 1998 (as amended)) ("DGP TRUST")on the other hand.

              WHEREAS, David Price and the DGP Trust own shares of common stock, par value $.01 per share ("NGP COMMON STOCK") of NGP and common limited partnership units ("UNITS") of National Golf Operating Partnership, L.P., a Delaware limited partnership ("NGOP");

              WHEREAS, pursuant to the terms of the Third Amended and Restated Partnership Agreement of NGOP dated as of July 28, 1999, by and among NGP as the general partner of NGOP, and the limited partners listed on Exhibit A thereto (as amended, the "NGOP AGREEMENT") each Unit is exchangeable for a share of NGP Common Stock;

              WHEREAS, pursuant to an Agreement and Plan of Merger and Reorganization, dated as of March 29, 2002 (as it may be amended, from time to time, the "REORGANIZATION AGREEMENT"), by and among Newco, NGP, NGOP, American Golf Corporation, a California corporation, Golf Enterprises, Inc., a Kansas corporation, David G. Price, Dallas P. Price, the DGP Trust, the Dallas P. Price Trust, the AGC Contributors (as defined therein) and the Transferred Entity Contributors (as defined therein), (x) a wholly owned subsidiary of Newco will merge with and into NGP (the "NGP MERGER"), and pursuant thereto each outstanding share of NGP Common Stock will be converted into the right to receive one fully paid and nonassessable share of common stock, par value $.01, of Newco ("NEWCO COMMON STOCK"), (y) a wholly owned subsidiary of Newco will merge with and into NGOP (the "NGOP MERGER"), and pursuant thereto each Unit (with certain exceptions set forth in the Reorganization Agreement) will be converted into the right to receive one share of Newco Common Stock;

              WHEREAS, in furtherance of (i) consummating the transactions contemplated by the Reorganization Agreement and (ii) inducing Bank of America, N.A. ("BOFA") the holders of the 9.35% Senior Secured Notes due July 1, 2004 issued by AGC (the "AGC NOTEHOLDERS") to enter into that Restructuring Agreement and Limited Waiver dated as of July 1, 2002 by and among BofA, the AGC Noteholders and AGC (the "RESTRUCTURING AGREEMENT"), David Price and the DGP Trust have pledged (i) 354,938 shares of NGP Common Stock (the "PLEDGED STOCK") and (ii) 3,244,626 Units (the "PLEDGED UNITS"), each pursuant to that certain Stock and Partnership Interest Pledge Agreement dated as of July 19, 2002 (the "DGP PLEDGE AGREEMENT") by and between David Price, DGP Trust and BNY Midwest Trust Company, as Collateral Agent;

              WHEREAS, David Price has requested, in connection with the DGP Pledge Agreement, that David Price shall be entitled to effect an Exchange of Pledged Units for shares of NGP Common Stock, without regard to certain of the limitations or restrictions on such


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Exchange that are set forth in the NGOP Agreement, but only to the extent that such shares of NGP Common Stock are pledged for the benefit of the Cash Collateral Lender (as defined below) or the net proceeds of such Exchange are used to furnish the AGC Collateral Agent (directly as cash or indirectly as cash securing one or more letters of credit) the Alternate Pledge Collateral or the Alternate Mountaingate Collateral (as each such term is defined in the Restructuring Agreement); and

              WHEREAS, David Price has requested with respect therewith certain registration rights in connection with the Pledged Stock and shares of NGP Common Stock issuable upon an Exchange of the Pledged Units, and in the event that such Pledged Securities are converted into shares of Newco Common Stock as provided in the Reorganization Agreement, and for so long as the Pledge Agreement is still in effect and not otherwise terminated, certain registration rights with respect to such shares of Newco Common Stock into which such shares of NGP Common Stock and Pledged Units shall be converted, but in each case only to the extent that the Pledged Securities are pledged for the benefit of the Cash Collateral Lender (as defined below), or the net proceeds of such Exchange and resale are used to furnish to the AGC Collateral Agent (directly as cash or indirectly as cash securing one or more letters of credit) the Alternate Pledge Collateral or the Alternate Mountaingate Collateral (as each such term is defined in the Restructuring Agreement).

              NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:


                                    ARTICLE I
                                   DEFINITIONS


Section 1.01. Capitalized terms used herein but not otherwise defined herein shall have the same meaning as in the Reorganization Agreement.

Section 1.02. As used herein, the following terms shall have the following meanings:

              "AGC NOTEHOLDERS" has the meaning set forth in the recitals.

              "BOFA" has the meaning set forth in the recitals.

              "BUSINESS DAY" shall mean any day that the New York Stock Exchange is formally open for trading and that is not a day on which banks in the City of Los Angeles or the City of New York are authorized or required to close for regular banking business.

              "CASH COLLATERAL LENDER" shall mean the lender or lenders who provide loans substantially all of which (net of fees and transaction costs) are used either to (i) furnish directly to the AGC Collateral Agent as cash all or a portion of the Alternate Pledge Collateral or the Alternate Mountaingate Collateral or (ii) secure the reimbursement obligation under one or more letters of credit that are given to the AGC Collateral Agent as all or a portion of the Alternate Pledge Collateral or the Alternate Mountaingate Collateral.


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              "COMPANY" shall mean NGP, prior to consummation of the
transactions contemplated by the Reorganization Agreement, or Newco, concurrently with or subsequent to the consummation of the transactions contemplated by the Reorganization Agreement.

              "DAVID PRICE" has the meaning set forth in the recitals.

              "EXCHANGE" has the meaning attributable to it in the NGOP
Agreement.

              "FACILITATION AGREEMENT" means that certain letter agreement and limited waiver, dated as of July 22, 2002, among NGP, Newco, NGOP, AGC, GEI, David Price and the David G. Price Trust dated March 5, 1998 (as amended).

              "HOLDER" means David Price, the Cash Collateral Lender (if such person becomes a holder of the Registrable Securities) or any other person or persons who become a Holder of the Registrable Securities in accordance with
Section 5.05 hereof, in each case for so long as such person holds Registrable Securities or until this agreement is terminated with respect to such Holder in accordance with Section 5.09.

              "LENDER UNIT EXCHANGE AND REGISTRATION RIGHTS AGREEMENT" shall mean the certain Unit Exchange and Registration Rights Agreement, dated as of July 19, 2002, among NGP, Newco, NGOP, BofA and the AGC Noteholders.

              "NASD" has the meaning set forth in Section 3.07(c) of this Agreement.

              "NEWCO" has the meaning set forth in the preamble.

              "NGOP" has the meaning set forth in the recitals.

              "NGOP Agreement" has the meaning set forth in the recitals.

              "NGP" has the meaning set forth in the preamble.

              "NGP CHARTER" shall mean the Amended Articles of Incorporation of NGP as they may be amended from time to time.

              "NGP COMMON STOCK" has the meaning set forth in the recitals.

              "OTHER HOLDER" has the meaning set forth in Section 3.03(b) of this Agreement.

              "PIGGY-BACK REQUEST" has the meaning set forth in Section 3.03 of this Agreement.

              "PLEDGE AGREEMENT" means the DGP Pledge Agreement and any other pledge, security or other agreement entered into with any Holder hereunder providing for the pledge by David Price of any Registrable Securities as collateral to secure an obligation of David Price with respect to providing the Alternate Pledge Collateral or the Alternate Mountaingate Collateral.


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              "REGISTRABLE SECURITIES" shall mean (without duplication): (A) the
Pledged Stock, (B) the shares of Newco Common Stock or NGP Common Stock Holder may acquire in an Exchange for the Pledged Units, (C) any shares of Newco Common Stock and/or NGP Common Stock issued or issuable with respect to any securities referred to in subdivision (A) or (B) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, (D) any other shares of NGP Common Stock or Newco Common Stock for which the net proceeds from any sale of such shares are committed at the time of such sale to be used to fund the Alternate Pledged Collateral or the Alternate Mountaingate Collateral and (E) any shares of NGP Common Stock or Units that are pledged to the Cash Collateral Lender. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (x) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "SECURITIES ACT") and such securities shall have been disposed of in accordance with such registration statement, (y) such securities shall have been transferred pursuant to Rule 144 or Rule 145 (or any successor provision) under the Securities Act or (z) such securities shall have ceased to be outstanding.

              "REGISTRATION EXPENSES" means all expenses incident to Newco's or NGP's performance of or compliance with any registration of Registrable Securities pursuant to this Agreement, including, without limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for Newco, NGP and of their independent public accountants, including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance, premiums and other costs of policies of insurance obtained by Newco and/or NGP against liabilities arising out of the public offering of Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers, but excluding fees and disbursements of counsel retained by Holder, premiums and other costs of policies of insurance obtained by Holder or its agents or underwriter against liabilities arising out of the public offering of the Registrable Securities being registered, any fees and disbursements of underwriters customarily paid by sellers of securities who are not the issuers of such securities and all underwriting discounts and commissions and transfer taxes, if any, relating to Registrable Securities.

              "REORGANIZATION AGREEMENT" has the meaning set forth in the recitals.

              "REQUEST" has the meaning set forth in Section 3.01.

              "RESTRUCTURING AGREEMENT" has the meaning set forth in the recitals.

              "RULE 415 OFFERING" means any offering involving registration of securities on a "shelf" registration statement pursuant to Section 415 under the Securities Act (or any successor provisions of such Acts) or any other registration of securities on a continuous or delayed basis.


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              "SECURITIES ACT" has the meaning set forth in the definition of
Registrable Securities.

              "SHELF REGISTRATION" has the meaning set forth in Section 3.01.

              "SHELF REGISTRATION STATEMENT" has the meaning set forth in
Section 3.01.

              "UNITS" has the meaning set forth in the recitals.

                                   ARTICLE II

              Section 2.01. Waiver by NGP of Selected Provisions of the NGOP Agreement. In connection with each Exchange of Pledged Units by a Holder as contemplated by Section 8.6 of the NGOP Agreement, NGP, in its capacity as the general partner of NGOP, hereby waives each of the following provisions of the NGOP Agreement with respect to such Exchange of Pledged Units by a Holder (and in the event of any proposed Exchange by David Price, subject to Section 3.12 hereof); provided however that it shall be a condition to such waiver that a Holder represent to NGP that, after giving effect to the Exchange of the Units for which the waiver is given, Holder's ownership of NGP Common Stock shall not violate Article IV.C.3.b.i of the NGP Charter (with such representation to be based on an outstanding share number provided by the Company):

                   (i)      clauses (2) and (4) in the first sentence of
              Section 8.6G of the NGOP Agreement;

                   (ii) the limitation on the number of Units that may be subject to an Exchange contained in clauses (x) and (y) of the second sentence of Section 8.6G of the NGOP Agreement'

                   (iii) the provision that the rights of Lending Institution Transferees (as such term is defined in the NGOP Agreement) be limited to those of the Common Limited Partner (as Exchange contained in clause (iii) of the third sentence of Section 8.6.G of the NGOP Agreement, but only to the extent necessary to give effect to the waivers granted pursuant to this Section 2.01;

                   (v)      Section 11.6.C of the NGOP Agreement; and

                   (vi) Section 11.3A (but only with respect to NGP's option to deliver a note as payment), (c), (d) and (e) of the NGOP Agreement


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                                  ARTICLE III
                              REGISTRATION RIGHTS

              Section 3.01. Registration on Request.

              (a) The Company shall prepare and file a "shelf" registration statement (the "SHELF REGISTRATION STATEMENT") with respect to the Registrable Securities covering the issuance, as applicable, and resale thereof by the Holders on an appropriate form for an offering to be made on a continuous or delayed basis pursuant to Rule 415 (the "SHELF REGISTRATION") within 15 Business Days of a written request (the "REQUEST") by the Holder or Holders, which request may be made by the Holder only following the filing by NGP of a proxy statement relating to the transactions contemplated by the Reorganization Agreement. The Company shall use its best efforts to cause the Shelf Registration Statement to be declared effective within 60 days of the filing of the Shelf Registration Statement. The Company shall use its best efforts to keep such Shelf Registration Statement continuously effective until the earliest of
(A) the termination of this Agreement pursuant to Section 5.09 and (B) the date on which the Registrable Securities may be sold without volume restrictions in accordance with Rule 144.

              Notwithstanding the foregoing, the Company shall not be obligated to effect a Shelf Registration pursuant to this Section 3.01 unless the Company is then eligible to use Form S-3 or other short form registration statement under the Securities Act. The Company shall use its reasonable best efforts to be eligible to use Form S-3 or other short form registration statement under the Securities Act. In the event that the Company is not obligated to effect a Shelf Registration under this Section 3.01, within 15 Business Days of a written request (the "REQUEST") by Pledgee that the Company effect a registration of Registrable Securities (a "DEMAND REGISTRATION"), which request may be made by Pledgee only following the filing by NGP of a proxy statement relating to the transactions contemplated by the Reorganization Agreement, the Company shall be obligated to prepare, file and cause to become effective a registration statement (a "DEMAND REGISTRATION STATEMENT"). The Company shall use its best efforts to cause the Demand Registration Statement to be declared effective within 60 days of the filing of the Demand Registration Statement.

              (b)  The Company may include in any such registration under this
Section 3.01 other securities for sale for its own account or for the account of any other Person; provided that if the managing underwriter (if any) for the offering shall determine that the number of shares proposed to be offered in such offering would be reasonably likely to adversely affect such offering, then the securities to be sold by the Holders shall be included in such registration before any securities proposed to be sold for the account of the Company or any other Person.

              (c) Notwithstanding the foregoing, a Holder desiring to make a Request shall give each other Holder written notice concurrently with such Request and shall offer each other Holder the opportunity to participate in the registration. It is agreed and understood that the Company shall be obligated to file only one Shelf Registration Statement under this agreement.


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              Section 3.02. Piggy-back Registration Rights. In the event that the Company at any time proposes to register any NGP Common Stock (or Newco Common Stock, as applicable) under the Securities Act, whether or not for sale for its own account, in a manner that would permit registration of Registrable Securities for sale for cash to the public under the Securities Act, the Company shall in the case of each such proposed registration give prompt written notice of such proposed filing and of the rights of Holder under this Section 3.02 to Holder (but in any event not less than ten days before the anticipated filing date), so as to allow Holder to participate in such registration. Such notice shall specify, to the extent known by the Company at the time of such notice, the estimated number of shares of NGP Common Stock (or Newco Common Stock, as applicable) proposed to be registered, the proposed date of filing such registration statement, any proposed means of distribution of such shares, any proposed managing underwriter or underwriters of such shares and an estimate by the Company of the maximum offering price thereof. The Company shall further notify Holder of any changes in the estimated number of shares stock so proposed to be registered. Subject to the terms and conditions hereof, such notice shall offer Holder the opportunity to include in such registration statement such number of Registrable Securities as Holder may request. Upon the written request of Holder made within seven days after receipt of the Company's notice (which request shall specify the number of Registrable Securities intended to be disposed of and the intended method of disposition thereof (which request may not, without the consent of the Company, be a Rule 415 Offering), the written request of Holder being the "PIGGY-BACK REQUEST"), the Company shall use its reasonable best efforts to cause the offering of the Registrable Securities so specified in the Piggy-back Request to be registered as soon as is reasonably practicable, in connection with the registration of the Company's stock, under the Securities Act, to the extent required to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so requested to be registered; PROVIDED, that:

              (a) if, at any time after giving such written notice of its intention to register any NGP Common Stock (or Newco Common Stock, as applicable) and prior to the effective date of the registration statement filed in connection with such proposed registration, the Company shall determine for any reason not to register such stock, the Company may, at its election, give written notice of such determination to Holder and thereupon the Company shall be relieved of its obligation to register such Registrable Securities in connection with the registration of such common stock, without prejudice, however, to the rights of the Holders to request that such registration may be effected as a Demand Registration under Section 3.01 above to the extent permitted thereunder;

              (b)  if the registration referred to in the first sentence of this
Section 3.02 is to be an underwritten registration and the Company is advised in writing (with a copy to Holder) by the managing underwriter or underwriters that, in its or their good faith view, the inclusion of all or a part of such Registrable Securities of Holder in such registration would be reasonably likely to adversely affect the price, timing or distribution of the offering and sale of the Registrable Securities then contemplated, then the number of securities that can, in the good faith view of such managing underwriter or underwriters, be sold in such offering without so adversely affecting such offering shall be included in such registration in the following priority: (i) first, NGP Common Stock (or Newco Common Stock, as applicable), that the Company proposes to sell for its own account or, if the registration is in response to a demand registration right of a party other than Holder (each, an "OTHER HOLDER") whose registration


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rights require such a priority, such stock of the Other Holder(s)demanding such registration proposes to sell to the extent of such a priority, and (ii) second, such shares of NGP Common Stock (or Newco Common Stock, as applicable) as the Holder and any Other Holders shall have intended to register on a pro rata basis according to the total number of shares of NGP Common Stock (or Newco Common Stock, as applicable) intended to be registered by each such person and (iii) third, such shares of NGP Common Stock (or Newco Common Stock, as applicable) as the Company (if such registration was not initiated by the Company) shall have intended to register;

              (c) The Company not be required to effect any registration of Registrable Securities under this Section 3.02 if such registration (1) is incidental to the registration of any of its securities in connection with any Rule 415 Offering by the Company or incidental to a registration only for debt securities, (2) is to be effected on Form S-4 or Form S-8 (or successor forms) or (3) in connection with mergers or similar transactions, exchange offers, share dividends, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans; and

              (d)  No registration of Registrable Securities effected under this
Section 3.02 shall relieve the Company of its obligation to effect the a registration pursuant to (and subject to the terms of) Section 3.01, and Holder shall be entitled to have its Registrable Securities included in an unlimited number of piggyback registrations under this Section 3.02.

              Section 3.03. Registration Statement Form. In the event of a Demand Registration, the Company shall effect any registration requested under this Section 3 by the filing of a registration statement on such form as the Company may determine; provided that the Company shall not be obligated to register any securities pursuant to a Rule 415 Offering.

              Section 3.04. Expenses. Except as provided herein, the Company shall pay all Registration Expenses incurred in connection with any registration made or requested to be made pursuant to this Article 3 whether or not any such registration statement becomes effective. Notwithstanding the foregoing, Holder shall be responsible for the fees and expenses of counsel to Holder, any applicable underwriting discounts or commissions, transfer taxes and its own internal administrative and similar costs, which shall not constitute Registration Expenses.

              Section 3.05. Selection of Underwriters. The lead managing underwriter for any registration requested under this Article 3 effected by means of a firm commitment underwriting shall be selected by the Company and shall be reasonably acceptable to Holder participating in such registration.

              Section 3.06. Cash Payment. Notwithstanding any other provision set forth herein, upon a Request under Section 3.01 hereof, the Company shall have the right (but shall not be obligated), in lieu of effecting a registration with respect to the Registrable Securities, to purchase from Holder all of the Registrable Securities for cash. In the event that all the Registrable Securities requested by Holders to be included in a registration are purchased by the Company pursuant to this Section 3.06, such registration will be deemed to have been effected. The Company may exercise this right, by written notice to all Holders of Registrable

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Securities requesting the registration under Section 3.01, at any time after, but in no event later than the earlier of (i) the filing of the registration statement and (ii) 10 days after receipt by the Company of the written request for registration of the Registrable Securities. The purchase price for the Registrable Securities applicable to the Company's right to purchase under this
Section 3.05 will be 96.0% of the average of the high and low sales prices on the New York Stock Exchange (or, if such Registrable Securities are not traded or quoted on the New York Stock Exchange, any national securities exchange or dealer quotation system on which the Registrable Securities are then traded or quoted) of the Registrable Securities on each of the 20 trading days immediately preceding, but not including, the day of delivery of the Company's notice to Holder to purchase such Registrable Securities. Such notice delivered by the Company shall be irrevocable and shall specify the number of shares to be purchased pursuant to this Section 3.05, and shall give rise to a binding agreement between the Company and Holder with respect to the purchase and sale of the number of shares specified in such notice with such closing to take place no later than 5 Business Days thereafter. If in connection with exercising this right fewer than all the Registrable Securities subject to the registration are to be purchased by the Company, then such purchase shall be pro rata from all Holders holding Registrable Securities making the registration in proportion to the number of Registrable Securities proposed to be included therein by each such Holder unless the Stockholders otherwise agree among themselves in writing. Any Registrable Securities requested by the Holders to be included in the registration that are not so purchased by the Company shall be registered as provided herein.

              Section 3.07. Registration Procedures. If the Company is required to seek to effect the registration of Registrable Securities under Section 3.01, the Company will use its reasonable best efforts to effect the registration of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable (and in any event within the periods referred to in Section 3.01), and in connection with any such request:

              (a) The Company will furnish to the counsel selected by Holder copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel before any such filing is made, and the Company will comply with any reasonable request made by such counsel to make changes in any information contained in such documents relating to the Holder. The Company shall furnish to Holder such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statements and any supplements thereto and any other prospectus filed under the Securities Act, and such other documents, including documents incorporated by reference, as the Holder may reasonably request.

              (b) The Company will notify Holder and counsel for Holder promptly in writing (i) when a registration statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for post-effective amendments and supplements to a registration statement that has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iv) if, during the period a registration statement is effective, the representations and warranties of the Company

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contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to such offering cease to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (vi) of any determination by the Company that a post-effective amendment to a registration statement would be appropriate.

              (c) The Company will use its reasonable best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States (where an exemption is not available) as Holder or managing Underwriter or Underwriters, if any, reasonably (in light of Holder's intended plan of distribution) requests by the time the registration statement relating thereto is declared effective by the SEC and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities, including the National Association of Securities Dealers ("NASD"), as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable Holder to consummate the disposition of the Registrable Securities; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (c), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction except as may be required by the Securities Act.

              (d) The Company will use reasonable best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holder to consummate the disposition of such Registrable Securities;

              (e) If such registration includes an underwritten public offering, the Company will furnish to Holder a signed counterpart of (x) an opinion of counsel for the Company, dated the date of the closing under the underwriting agreement, and (y) a "comfort letter," dated the effective date of such registration statement (and a supplement to such "comfort letter" dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, as the Holder (or the underwriters, if any) may reasonably request;

              (f) The Company shall notify the Holder at any time when the Company is aware that a prospectus relating to Registrable Securities is required to be delivered under the Securities Act, promptly upon becoming aware of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect,

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includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Holder as promptly as reasonably practicable prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

              (g) The Company shall otherwise use its reasonable best efforts to comply with the Securities Act and the Exchange Act and with all applicable rules and regulations of the SEC, and not file any amendment or supplement to such registration statement or prospectus to which the Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act;

              (h) The Company shall provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

              (i) The Company shall use its reasonable best efforts to list all NGP Common Stock or Newco Common Stock, as applicable, covered by such registration statement on any securities exchange on which any of the NGP Common Stock or Newco Common Stock is then listed.

              The Company may require Holder to furnish such information regarding Holder and the distribution of such securities as the Company may from time to time reasonably request in writing for the purpose of registering the Registrable Securities hereunder, and such information must be provided by Holder no fewer than five Business Days prior to the filing of the applicable registration statement, supplement or amendment thereto. In the event that such information is not provided at least five Business Days prior to such filing, the Company's obligation to file such registration statement, supplement or amendment shall be extended until five Business Days after the date such information is provided.

              The Holder agrees by acquisition of the Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (f) of this Section 3.06, the Holder will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (f) of this Section 3.06 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies then in the Holder's possession, other than permanent file copies, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

              Section 3.08. Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering of Registrable Securities by Holder under a registration pursuant to Section 3.01 or 3.02, the Company and Holder will enter into a customary underwriting agreement with such underwriters for such offering, to contain such representations and warranties and such other terms as are customarily contained in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Article 4.

              Section 3.09. Covenants Relating to Rule 144/145. Company will prepare and file in a timely manner, information, documents and reports in compliance with the Exchange Act so as to comply with the requirements of such Act and the rules and regulations thereunder. If at any time Company is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company at its expense will forthwith, upon the written request of the Holder, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 under the Securities Act.

              Section 3.10. Limitations on Sales. If any registration pursuant to this Article 3 shall be in connection with an underwritten public offering of equity Registrable Securities or equity securities to be offered by the Company, each selling Holder agrees not to effect any sale or distribution, including any sale under Rule 144, of any equity security of the Company (otherwise than through the registered public offering then being made), within 7 days prior to or 180 days (or such lesser period as the lead or managing underwriters may permit) after the effective date of the registration statement (or the commencement of the offering to the public of such Registrable Securities in the event that the Company consents to Rule 415 Offerings). For each such registration, the Company shall provide each selling Holder with notice of the applicable dates during which the foregoing restriction will be in effect.

              Section 3.11. Postponement and Suspension. Notwithstanding anything herein to the contrary, the Company may postpone any registration which is requested pursuant to Section 3.01 or delivery of a prospectus or supplement or amendment pursuant to Section 3.07(f) if it determines in its sole discretion that in view of the advisability of deferring public disclosure of material corporate developments or other information, the disclosures required to be made pursuant thereto would not be in the best interests of the Company at that time. In the event the Company makes any such election, Holder agrees to keep confidential the fact of such election and any information provided by the Company in connection therewith. No single postponement pursuant to this Section
3.11 of any registration which is requested pursuant to Section 3.01 or delivery of a prospectus or supplement or amendment pursuant to Section 3.07(g) shall exceed 90 days and there shall be no more than two such postponements in any twelve-month period.

              Section 3.12. Covenant of David Price and the DGP Trust. David Price and the DGP Trust each agrees that so long as such person is a Holder, each shall only effect an Exchange pursuant to the waivers granted in Article II hereof, and will only effect a sale of any of the Registrable Securities to the extent that the net proceeds from any resale of Registrable Securities shall be used to fund David Price's obligation to provide the Alternate Pledge Collateral or the Alternate Mountaingate Collateral under the DGP Pledge Agreement or any other cash collateral requirement under any Pledge Agreement. Notwithstanding anything herein to the contrary, neither David Price nor the DGP Trust shall sell or otherwise dispose of any Registrable Securities, or effect an Exchange of Units for shares of NGP Common Stock, unless and until the conditions in the second to last sentence of paragraph 2 of the Facilitation Agreement are satisfied.

                                   ARTICLE IV
                                INDEMNIFICATION

              Section 4.01. Indemnification by The Company. In the event of any registration of any Registrable Securities of the Company under the Securities Act, the Company will indemnify and hold harmless the Holder, each other Person who participates as an underwriter, if any, in the offering or sale of such securities and each other Person who controls any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which Holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Company will reimburse the Holder and each such underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceedings; provided that Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to Company by the Holder for use in the preparation thereof, (ii) the use of any prospectus after such time as the obligation of Company to keep the same effective and current has expired, or (iii) the use of any prospectus after such time as Company has advised the Holder that the filing of a post-effective amendment or supplement thereto is required, except such prospectus as so amended or supplemented, and provided further that Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of the matters described in (i), (ii) or (iii) above or such Person's failure to send or give a copy of the final prospectus or supplement to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any such underwriter or controlling person and shall survive the transfer of such securities by the Holder.

              Section 4.02. Indemnification by the Stockholders. Company may require, as a condition to including any Registrable Securities of the Holder in any registration statement filed pursuant to Section 3.01, that Company shall have received an undertaking reasonably satisfactory to it from the Holder to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Article 4) Company each director and officer of Company and each other Person, if any, who controls Company within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement of a material fact in or omission or alleged omission to state a material fact from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information with respect to the Holder furnished to Newco by the Holder as required for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the Holder shall not be liable to the extent that the losses, liabilities or expenses arise out of or are based upon (i) the use by Company of any prospectus after such time as the obligation of Company to keep the same effective and current has expired or (ii) the use by Company of any prospectus after such time as the Holder has advised Company that the filing of a post-effective amendment or supplement thereto is required with respect to any information contained in such prospectus concerning the Holder, except such prospectus as so amended or supplemented. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Company or any such director, officer, or controlling person and shall survive the transfer of such securities by the Holder.

              Section 4.03. Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Article 4, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Article 4, except to the extent that the indemnifying party is actually and materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless a conflict of interest between such indemnified and indemnifying parties exists in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this agreement (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim, (ii) is accompanied or preceded by reimbursement of expenses of each such indemnified party and (iii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

              Section 4.04. Contribution. If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the expense, loss, damage or liability, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in the proportion as is appropriate to reflect not only the relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE V
                                 MISCELLANEOUS

              Section 5.01. Notices, etc. All notices, requests, demands or other communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been duly given to any party when delivered personally (by courier service or otherwise), when delivered by telecopy if receipt is confirmed by return telecopy, or five days after being mailed by registered or certified mail, return receipt requested, in each case to the applicable addresses set forth below:


            If to Newco or NGP:

               2951 28th Street
               Suite 3001
               Santa Monica, California  90405
               Facsimile:  (310) 664-6170
               Attention:  General Counsel

            with a copy to:

               Wachtell, Lipton, Rosen & Katz
               51 W. 52nd Street
               New York, New York  10019
               Facsimile:  (212) 403-2000
               Attention:  Adam D. Chinn, Esq.
                           David C. Karp, Esq.

            If to David Price:

               David G. Price
               2951 28th Street
               Santa Monica, California  90405

            with a copy to:

               Latham & Watkins
               633 West Fifth Street, Suite 4000
               Los Angeles, California 90071-2007
               Facsimile:  (213) 891-8763
               Attention:  David B. Rogers, Esq.
                           J. Scott Hodgkins, Esq.

              or to such other address as such party shall have designated by notice so given to each other party.

              Section 5.02. Amendments, Waivers, etc. This Agreement may not be amended, supplemented, waived or otherwise modified except by an instrument in writing signed by the party against whom enforcement is sought. The failure of any party to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

              Section 5.03. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

              Section 5.04. Severability. If any term of this Agreement or the application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such term to the other parties or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable law.

              Section 5.05. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns. This Agreement may be assigned in whole or in part by any Holder, subject to Section 3.01(c) hereof; provided that prior to any Person being deemed a "Holder" hereunder, such Person shall have delivered to the Company, David Price and any other Holder hereunder an instrument of assignment, including in such instrument the name and address of the assignee and the number of shares of NGP Common Stock and Units held by such assignee; and PROVIDED FURTHER that there shall be no more than 10 Holders under this Agreement.

              Section 5.06. Governing Law. This Agreement and all disputes hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law provisions thereof that may require the application of the laws of another jurisdiction (except to the extent that mandatory provisions of the federal law apply).

              Section 5.07. Name, Captions. The name assigned this Agreement and the section captions used herein are for convenience of reference only and shall not affect the interpretation or construction hereof.

              Section 5.08. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

              Section 5.09. Termination. This Agreement shall terminate and be of no further force and effect upon the earliest of the date upon which (i) all Registrable Securities held by the Holder have been sold pursuant to a registration statement hereunder or have otherwise ceased to be Registrable Securities, (ii) with respect to David Price and the DGP Trust only, the transactions contemplated by the Reorganization Agreement shall have been completed, (iii) neither the DGP Pledge Agreement or any Pledge Agreement is in effect and the Alternate Mountaingate Collateral and the Alternate Pledge Collateral shall have been released and (iv) with respect to any Holder, (x) all Registrable Securities held by such Holder have been sold pursuant to a registration statement hereunder or have otherwise ceased to be Registrable Securities or (y) such Holder may sell all Registrable Securities held by it without any volume limitations under Rule 144; provided that, notwithstanding this Section 5.09, the provisions of Article 4 shall survive the termination of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

              IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.



                                     AMERICAN INTERNATIONAL GOLF, INC.


                                     By:/s/ Neil M. Miller
                                        ------------------------------
                                        Name: Neil M. Miller
                                        Title: Secretary and Treasurer




                                     NATIONAL GOLF PROPERTIES, INC.


                                     By:/s/ Neil M. Miller
                                        ------------------------------
                                        Name: Neil M. Miller
                                        Title: CFO and Secretary




                                     DAVID G. PRICE, as an individual and as
                                     trustee under the David G. Price Trust
                                     dated March 5, 1998 (as amended)


                                     By:/s/ David G. Price
                                        ------------------------------
                                        Name: David G. Price
                                        Title: Individual and Trustee